UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026

Blackstone Private Equity Strategies Fund L.P.
Blackstone Private Equity Strategies Fund (TE) L.P.
(Exact name of Registrant as specified in its charter)

Delaware Delaware	000-56446 000-56742	88-1872156 88-2930978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:
(212)
583-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Blackstone Private Equity Strategies Fund L.P.	None	None	None
Blackstone Private Equity Strategies Fund (TE) L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Blackstone Private Equity Strategies Fund L.P. Yes
☒
 No
☐
Blackstone Private Equity Strategies Fund (TE) L.P. Yes
☒
 No
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Blackstone Private Equity Strategies Fund L.P.
☐
Blackstone Private Equity Strategies Fund (TE) L.P.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 27, 2026, BXPE US Aggregator (CYM) L.P., a Cayman Islands exempted limited partnership and an affiliate of BXPE (as defined below) and the entity through which BXPE conducts its investment activities (the “Borrower”) entered into the Second Amendment and Lender Joinder to the Credit Agreement (the “Amendment”) with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and each of the lenders and the letter of credit issuers party thereto. The Amendment amends that certain Credit Agreement, dated as of October 3, 2024, as amended, restated, supplemented, or otherwise modified prior to the date hereof (as further amended by the Amendment, the “Credit Agreement”), by and among Borrower, the other borrowers from time to time party thereto, each of the lenders and letter of credit issuers from time to time party thereto, the Administrative Agent and Wells Fargo Bank, National Association and Citibank, N.A., as joint lead arrangers (the “Joint Lead Arrangers”) and co-structuring
agents.
The Amendment provides for, among other things, (a) an increase in the aggregate commitments to $2.65 billion (which may further be increased on a permanent or a temporary basis up to an amount agreed by each Joint Lead Arranger and the increasing lenders), (b) an extension of the scheduled maturity date to May 25, 2029 (subject to two further one-year
extension options upon the payment of fees and satisfaction of certain customary conditions), (c) updates to interest rates (borrowings denominated in U.S. dollars bearing interest as of the date of the Amendment, at the Borrower’s discretion, at a rate of the
(i) one-month
term Secured Overnight Financing Rate (“SOFR”) plus a spread of 3.00% per annum, (ii) daily simple SOFR plus a spread of 3.00% per annum or (iii) Base Rate (as defined in the Credit Agreement) plus a spread of 2.00%), (d) updates to the facility unused fees and (e) modifications to certain financial covenants, reporting requirements, borrowing base terms and certain other terms.
The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.
On May 1, 2026, Blackstone Private Equity Strategies Fund L.P. (the “BXPE U.S.”) and Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder” and collectively with BXPE U.S., the “Funds,”) each sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $334.7 million
(1)
and $112.6 million
(2)
, respectively.
The following table details the Units sold by the Funds:

	Number of Units Sold (3)	Consideration
Blackstone Private Equity Strategies Fund L.P .
Class I Units (2)
Series I	5,706,476	$208,337,172
Series II	—	$—
Series III	—	$—
Class S Units	3,475,094	$124,380,563
Class D Units	829	$30,000
Class N Units	69,364	$2,000,000

Total		$334,747,735
Blackstone Private Equity Strategies Fund (TE) L.P. (2)
Class I Units
Series I	1,359,375	$49,134,079

Series II	—	$—
Series III	—	$—
Class S Units	1,748,870	$61,970,519
Class D Units	47,313	$1,525,000

Total		$112,629,598

(1)
The Funds, together with other Blackstone-managed parallel vehicles that invest alongside the Funds but excluding Blackstone Private Equity Strategies Fund SICAV (“BXPE Lux”), collectively form “BXPE.” BXPE and BXPE Lux are together referred to as the “BXPE Fund Program,” but are operated as distinct investment structures. On May 1, 2026, the BXPE Fund Program (inclusive of the Funds) issued interests for aggregate consideration of approximately $500.0 million.

(2)
The Feeder was established to allow certain investors with particular tax characteristics, such as tax-exempt
investors and
non-U.S.
investors, to participate in BXPE U.S. in a more tax efficient manner. Accordingly, the Feeder invests all or substantially all of its assets indirectly in BXPE U.S. in exchange for BXPE U.S. Class I Units. On May 1, 2026, the Feeder acquired 3,064,215 BXPE U.S. Class I Units for aggregate consideration of approximately $111.9 million.

(3)
The number of Units sold by each Fund was finalized on May 28, 2026, following the calculation of their respective transactional net asset values (each, a “Transactional NAV”) as of April 30, 2026. See Item 7.01 below for more information on the Funds’ Transactional NAVs.

The offer and sale of the Units were made as part of the Funds’ continuous private offerings to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act pursuant to Section 4(a)(2) and Regulation D thereunder.

Item 7.01	Regulation FD Disclosure.
Transactional Net Asset Value
The Transactional NAV per Unit for each class of the Funds as of April 30, 2026, is as follows:

Transactional NAV as of April 30, 2026
Blackstone Private Equity Strategies Fund L.P.
Class I Unit
Series I	$36.51
Series II (1)	$—
Series III (1)	$—
Class S Unit	$35.79
Class D Unit	$36.21
Class N Unit	$28.83
Blackstone Private Equity Strategies Fund (TE) L.P.
Class I Unit
Series I	$36.14
Series II (1)	$—
Series III (1)	$—
Class S Unit	$35.43
Class D Unit	$32.23

(1)	The initial Transactional NAV per Unit for Class I-Series II Units and Class I-Series III Units will be equal to the Transactional NAV per Unit for Class I-Series I Units at the time of initial sale.

As of April 30, 2026, the BXPE Fund Program’s aggregate Transactional NAV was approximately $22.3 billion and BXPE’s aggregate Transactional NAV was approximately $15.3 billion.
The Funds calculate Transactional NAV for purposes of establishing the price at which transactions in their respective Units are made. A description of the Funds’ valuation process was included under “
Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Calculation of Net Asset Value
” of the Funds’ Annual Report on Form 10-K filed on March 13, 2026. Transactional NAV is based on the month-end
values of each Fund’s respective investments and other assets and the deduction of any respective liabilities, including certain fees and expenses, in all cases as determined in accordance with the valuation policy that has been approved by BXPE U.S. board of directors. Organizational and offering expenses advanced on the Funds’ behalf by the investment manager are recognized as a reduction to Transactional NAV ratably over 60 months beginning on January 1, 2025, and unitholder servicing fees, as applicable, are recognized as a reduction to Transactional NAV on a monthly basis as such fees are accrued. Certain contingent tax liabilities may not be recognized as a reduction to Transactional NAV if the Funds’ general partner reasonably expects such liabilities will not be recognized upon divestment of the underlying investment. Transactional NAV per Unit may differ from each Fund’s net asset value as determined in accordance with accounting principles generally accepted in the United States of America.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amendment and Lender Joinder to the Credit Agreement, dated as of May 27, 2026, among BXPE US Aggregator (CYM) L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and the letter of credit issuers party thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

Date: May 29, 2026	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND (TE) L.P.

Date: May 29, 2026	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer

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